UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007 (December 26, 2006)
iMEDIA INTERNATIONAL, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50159 (Commission File Number)	56-2428786 (IRS Employer Identification Number)
1721 21st Street
Santa Monica, California 90404
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 453-4499
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard Transfer of Listing
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review
5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of certain Officers
8.01 Other Events
9.01 Financial Statements and Exhibits
SIGNATURES

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item 1.01 Entry into a Material Definitive Agreement.
     On December 27, 2006, the Registrant and various holders (the “Note Holders”) of secured promissory notes issued by the Registrant in connection with a debt financing that closed on August 7, 2006 (the “Notes”), entered into an agreement amending the Notes to: (i) extend the maturity date thereof from December 31, 2006 to February 28, 2007 (the “Maturity Date”), and (ii) provide for an additional payment to each Note Holder equal to 20% of the outstanding principal amount of such Note Holder’s Note, payable on or before the Maturity Date. As a result of this agreement, the Registrant will owe the Note Holders approximately $4,613,000 of principal and accrued interest on the Maturity Date. This summary is qualified in its entirety by the text of the Amendment which is attached to this Current Report as an Exhibit. For a further discussion of the Notes see Item 3.01 “COMPANY RESTRUCTURING AND GOING CONCERN” and Item 8.01 “Other Events” below.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On November 24, 2006, the Registrant received written notification from the National Association of Securities Dealers (“NASD”) that the Registrant’s securities were subject to delisting from the Over the Counter Electronic Bulletin Board (“OTCBB”) for failure to timely file Registrant’s Quarterly Report on Form 10-QSB for the period ended September 30, 2006. The delisting became effective on December 26, 2006, as the Quarterly Report was never filed. The Registrant was unable to file the Quarterly Report for the reasons set out in Item 4.02 of this Report due to, among other things, certain adjustments to the Registrant’s Financial Statements which have not been completed. Accordingly, Registrant did not challenge the NASD’s actions under NASD Rule 6530 to delist Registrant’s securities from the OTCBB. At this time the Registrant is uncertain when, if at all, its securities will be quoted again on the OTCBB. Currently the Registrant’s securities are thinly traded on the “Pink Sheets” market.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.
     Based upon comments from the Securities and Exchange Commission (“Commission”) in connection with their review of our Registration Statement filed on Amendment 1 to Form SB-2 on May 4, 2006, and upon a review and assessment by our Chief Financial Officer and the Company’s Board of Directors, it was concluded on January 16, 2006, that previously issued financial statements, covering the fiscal years ended December 31, 2004 and 2005, the interim periods as of and for the six and nine month periods ended June 30 and September 30, 2004, as of and for the three, six and nine month periods ended March 31, June 30, and September 30, 2005, and as of and for the three and six month periods ended March 31 and June 30, 2006 for which the Registrant is required to provide financial statements, should be revisited internally for the impact of potential errors from the 2004 reporting periods which could in turn impact the financial statements for the reporting periods described above as addressed in Accounting Principles Board Opinion No. 20. In addition, Registrant’s management determined it would be more cost effective in both the dollar amount and personnel related resources to have Registrant’s current outside accountants, Weinberg and Company, P.A. (Weinberg), audit and opine on the periods in question to address any potential errors which could result in a restatement rather than to incur the estimated additional costs to work with Registrant’s current and predecessor auditors on an item by item basis.
     Management completed the first phase of its internal analysis of the areas in question and, with the approval of the Board of Directors, presented same to Weinberg for review on December 15, 2006. At that time Management was concurrently working on drafting the interim financials for the three and nine months ended September 30, 2006, obtaining an extension from the Registrant’s secured demand note holders and aggressively seeking new financing sources in order to stave off potential foreclosure from the demand note holders on December 31, 2006. Since that date Management has been unable to timely respond to Weinberg’s questions and comments. In addition, the engagement with Weinberg has been interrupted due to Registrant’s lack of internal resources available to complete the financial statement drafting process and the lack of available funding to bring Registrant’s payables to Weinberg current. As such it was determined by Registrant’s Board of Directors on January 16, 2007 to rely on our internal analysis and publicly disclose, without the review of outside auditors, the Board’s opinion that the balance sheets and statements of operations for the fiscal years ended December 31, 2004 and 2005 and the interim periods as of and for the six and nine months ended, June 30 and September 30, 2004, as of and for the three, six and nine month periods ended March 31, June 30 and September 30, 2005, and as of and for the three and six month periods ended March 31 and June 30, 2006 should no longer be relied upon because of errors in such financial statements as addressed in Accounting Principles Board Opinion No. 20. As such we have presented the internally prepared, unaudited tables of the financial statement impact for the fiscal years ended December 31, 2004 and 2005.
     A brief description of the facts underlying the foregoing conclusion is as follows:
     On September 30, 2004, the Registrant closed on a Stock Purchase Agreement with Langley Park Investments LLP, a London-based institutional investment trust. Langley Park purchased 4,000,000 of the Company’s common shares. In lieu of cash, Langley issued to the Registrant 4,185,022 of its common shares. Per the Agreement one-half of the Langley Park shares are free trading (2,092,511 shares) and the other half of the Langley Park shares (2,092,511 escrowed shares) paid to Registrant are being held in an escrow account as downside protection for the trust in the case that any of the portfolio companies should lose market value. At the end of the two-year restriction period, the escrowed shares will be returned to the Registrant if the trading price of Registrant’s shares at that time exceeds $1.90, otherwise a portion or all of the escrowed shares will be returned to the trust to adjust for a market loss. If, at the end of the two-year period, the trading price of Registrant’s shares falls below $0.95, all the escrowed Langley shares will be lost. If, however, the trading price of Registrant’s shares is more than $0.95 but less than $1.90, only a proportionate amount of the escrowed shares will be lost. The Registrant originally accounted for the investment in Langley Park shares by using the fair market value to the 4,185,022 Langley Park Shares or $2,312,538. Upon further evaluation of its accounting methodology and the relevant accounting principles for the investment the Registrant determined that the value of the escrowed shares, $1,156,269 is contingent and as such the original investment amount will be reduced to $1,156,269. In addition, the change in the opening investment amount requires a change in the Other Comprehensive losses previously recorded for each of the interim and annual reporting periods through the final sale of the invested shares in July 2005.
     In November 2004 the Registrant recorded $63,267 note discount on the related party notes payable as deferred compensation in Shareholders’ Deficit. Upon further evaluation of its accounting methodology and the relevant accounting principles the Registrant determined that the note discount should have been recorded as an offset to the note in the liability section.
     In December 2004 the Registrant inadvertently double recorded $90,332 as part of the eliminating entries to Cost of sales as opposed to general and administrative expense resulting in an understatement in cost of sales and an overstatement in general and administrative expense.
     In May 2005 the Registrant recorded the closing costs as an offset against the proceeds in determining the beneficial conversion feature on issuance of the Series A Convertible Preferred Stock (“Preferred Stock”). Upon further evaluation of its accounting methodology and the relevant accounting principles the Registrant determined that $764,684 of issuance costs payable to third parties were incorrectly offset against the proceeds. As such the Registrant has recalculated the relative fair values allocated to the Preferred Stock, the beneficial conversion feature and detachable warrants which results in a $30,017 increase in the initial recording of the warrant liability on the detachable warrants associated with the Preferred Stock and the recording of a $764,684 deemed dividend.
     The foregoing errors are non-cash items and accordingly do not impact our cash transactions and ending cash balances for any of the reporting periods to be restated.
     As a result of the foregoing matters, our Board of Directors has directed the Registrant (when resources allow — see further discussion in the last paragraph to this section below the tables) to prepare and file an amended Form 10-KSB for the fiscal year ended December 31, 2005, which includes the disclosure required by APB 20, summarizing the line item changes to the respective balance sheets and statements of operations for the fiscal years ended December 31, 2004 and 2005 and the interim periods as of and for the six and nine months ended, June 30 and September 30, 2004, as of and for the three, six and nine month periods ended March 31, June 30 and September 30, 2005. In addition, our Board of Directors has directed the Registrant to prepare and include in the financial statement footnotes in Form 10-KSB for the fiscal year ended December 31, 2006, which includes the disclosure required by APB 20, and a summarization of the line item changes to the respective balance sheets and statements of operations as of and for the three and six month periods ended March 31 and June 30, 2006
     The unaudited effects of the restatement on the summarized Statement of Operations and affected Balance Sheet accounts for the year ended December 31, 2004 is as follows:

	As Originally	Restatement
	Reported	Adjustments	As Restated
Net sales	$2,290,534	$—	$2,290,534

Cost of sales	2,542,578	(90,932)	2,451,646

Gross profit (loss)	(252,044)	(90,932)	(161,112)

Operating expenses	3,720,149	90,932	3,811,081

Net loss	(4,913,793)	—	(4,913,793)

Net loss allocable to common shareholders	(4,940,793)	—	(4,940,793)

Comprehensive loss	$(6,071,244)	$594,974	$(5,476,270)

Loss per common share from operations — basic and diluted	$0.08	$—	$0.08

Net comprehensive loss per common share	$0.10	$0.01	$0.09

Investment in available for sale securities	$1,066,461	$(561,296)	$505,165

Note payable — related party	130,000	(63,267)	66,733

Additional paid in capital	9,320,368	(1,156,270)	8,164,098

Deferred compensation	(149,246)	63,267	(85,979)

Accumulated other comprehensive income	(1,130,451)	594,974	(535,477)

Accumulated deficit	$(8,609,174)	$—	$(8,609,174)
     The unaudited effects of the restatement on the summarized Statement of Operations and affected Balance Sheet accounts for the year ended December 31, 2005 is as follows:

	As Originally	Restatement
	Reported	Adjustments	As Restated
Net sales	$5,931,626	$—	$5,931,626

Cost of sales	5,061,153	—	5,061,153

Gross profit	870,473	—	870,473

Operating expenses	8,965,921	—	8,965,921

Loss on sale of derivative instruments	533,737	(30,017)	503,720

Impairment loss on investment in available for sale securities	1,156,269	(1,156,269)	—

Other income (loss)	(4,171,666)	1,186,286	(2,985,380)

Net loss	(12,271,114)	1,186,286	(11,084,828)

	As Originally	Restatement
	Reported	Adjustments	As Restated
Deemed dividend	—	(764,684)	(764,684)

Net loss allocable to common shareholders	(17,119,397)	421,602	(16,697,795)

Comprehensive loss	$(17,119,397)	$957,079	$(16,162,318)

Loss per common share from operations — basic and diluted	$0.24	$—	$0.24

Net comprehensive loss per common share	$0.24	$0.01	$0.23

Note payable — related party	$—	$—	$—

Additional paid in capital	16,874,026	(421,602)	16,452,424

Accumulated other comprehensive income	—	—	—

Accumulated deficit	$(25,728,571)	$421,602	$(25,306,969)
     Registrant has commenced but has recently delayed due to resource constrictions the process of amending its Annual Report on Form 10-KSB and the applicable Quarterly Reports on Form 10-QSB. In addition, due to resource constrictions the Registrant has not commenced preparation of its financial statements for the year ended December 31, 2006. The Registrant’s auditors have not yet completed an audit or review of Registrant’s financial statements for the years and interim periods related to the above noted restatements and have not yet undertaken or completed an audit of its financial statements for the year ended December 31, 2006. The Registrant’s Chief Financial Officer, with the approval of the Board of Directors, has discussed the above noted restatements with the registrant’s independent registered public accountants, who have not reviewed the foregoing restatement tables as disclosed in this filing pursuant to Item 4.02(a). It is the Registrant’s intent to complete and issue fully audited and/or reviewed interim financial statements for all the periods described herein if and when it gets sufficient funding or if and when the restructuring (see below) generates sufficient resources for the Company to complete the process. As of this writing the Registrant cannot estimate a date certain whereby it will commence preparation of or complete the above noted financial statements.
COMPANY RESTRUCTURING AND GOING CONCERN
     As noted above under Item 3.01 of this Current Report, our securities were delisted from the OTCBB, since we have not yet issued our combined financial statements for the nine months ended September 30, 2006. Registrant’s inability to prepare and file such report is due primarily to the identification of certain accounting errors which impacted priors years ending and the related opening balances for the nine months ended September 30, 2006 and the restatement and re-audit of same as discussed above.
     Registrant has consistently experienced net losses as disclosed in previously issued financial statements and it has incurred additional, although not yet finalized, net losses for the nine months and year ended September 30, and December 31, 2006, respectively. Although Registrant considers the national launch of its Hollywood Previews iMagazine during late November 2006 to be successful in that Registrant sold in excess of $225,000 in advertising, Registrant experienced an estimated net loss on the issue of approximately $285,000. In addition, Registrant was unable to secure sufficient advertising revenues for the scheduled next issue to cover the costs and, as such, it opted to indefinitely delay the next issue until such time as it can break even or attain sufficient new financings to fund expected losses, or until it can fully develop a market for its Hollywood Previews iMagazine or determine the market will not fully support the current model. In such case, Registrant will have no choice but to adjust to market conditions if possible, and if not, terminate the program completely. These factors, coupled with the pending maturity of the $3,650,000 principal amount of Notes and accrued interest thereon due on the extended due date of February

28, 2007 with no current means of repayment and no guarantee of an additional extension, raise substantial doubt about Registrant’s ability to continue as a going concern.
     On January 12, 2007, after several months of unsuccessful searches and negotiations to attain sufficient new funding for operating capital, the Board of Directors approved a restructuring plan whereby Registrant temporarily laid off 15 of our total workforce of 38 persons, halted all operations associated with the distribution of Hollywood Previews iMagazine through Registrant’s newspaper partners, eliminated all costs associated with same and determined that it would focus solely on custom programs and the newly launched Hollywood Previews websites residing on Registrant’s newspaper partners’ websites. In addition, effective December 1, 2006 the executive management team of the Registrant, agreed to a temporary deferral of 50% of their compensation in order to conserve cash for operations. At the time of the agreement to defer compensation it was, and continues to be, uncertain if the restructuring plan will generate sufficient cash flow or new financing can be obtained to repay the executives, as such, the deferred compensation is risk. In an effort to entice the participants to continue to perform their critical duties on behalf of the Company the Board of Directors approved and the executives will be granted a quantity of options equivalent to 3 times the deferred compensation based on the closing price of the Company’s common stock on the standard payroll date for each pay period of deferral, subject to the requirements of the Company’s stock compensation program.
     In addition to the foregoing structural changes, Registrant is currently delaying payments to all non-critical vendors pending the short-term results of the restructuring efforts. These cost saving measures, cash generated from operations, a cash balance $400,000 and a net receivables balance of $315,000 as of January 16, 2007 will not be sufficient to repay the Notes when they become due on February 28, 2007. In addition, even without repayment of the Notes, the Registrant’s anticipated sources of cash will most likely be insufficient to meet Registrant’s current obligations as they become due while simultaneously seeking to execute Registrant’s revised business plans. As a result of the foregoing, Registrant cannot make any assurances that it will be able to continue to operate beyond January 31, 2007, if that long, absent significant outside funding and/or a comprehensive restructuring of its debt obligations..
     Registrant currently has no additional borrowings available to it under any credit arrangement, and it is continuing to look for additional financing. Adequate funds to repay the Notes and finance the Registrant’s ongoing operations may not be available in a timely manner and if available or may not be available on terms favorable to the Registrant. Even if additional sufficient funds are timely raised through the issuance of equity securities, and/or a restructuring of the Registrant’s debt obligations occur so that it is able to continue to operate as a going concern, significant dilution to existing stockholders will almost certainly occur. If funding is insufficient to repay the demand notes due February 28, 2007 the demand note holders may foreclose on the assets of the Registrant and/or if Registrant is unable to pay existing vendor payables while funding ongoing operations from cash expected to be generated from our its business plan, Registrant may be unable to develop or enhance its products or services, take advantage of business opportunities or respond to competitive pressures, any of which could have a material adverse effect on Registrant’s financial position, results of operations, cash flows and our ability to continue to operate.
     Registrant’s auditors have not yet undertaken or completed an audit of the financial statements for the year ended December 31, 2006, but Management anticipates that such audit, if ever completed, will contain a going concern opinion.
5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of certain Officers.

     Effective January 12, 2007, Mr. Franklin H. Unruh resigned as Chief Operating Officer of the Registrant. Mr. Unruh will remain on the Board of the Directors of the Registrant.
     The Registrant has not undertaken to appoint a new Chief Operating Officer.
8.01   Other Events.
     The Registrant has incurred significant operating losses since inception which are continuing. As a result of these losses, the Registrant was unable to repay the Notes when due on December 31, 2006 and obtained an extension through February 28, 2007. The Registrant’s ongoing operating losses in addition to the pending maturity of the Notes have resulted in severe cash flow problems. In an effort to continue operations and reorganize the Registrant’s operations, the Registrant is seeking to obtain additional financing, and has undertaken the certain steps to consolidate its operations and reduce its cash needs. There are no assurances that the Registrant will be successful in obtaining sufficient additional financing to continue its operations in a timely manner and even if such financing is available it will be on terms and conditions acceptable to the Registrant. Absent significant additional financing and/or a restructuring of the Registrant’s debt obligations the Registrant can make no assurances that it will be able to operate beyond January 31, 2007, if that long. Registrant hereby incorporates by reference the information set forth under Item 4.02 of this Current Report with respect to such operational and financial changes.
9.01   Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

None.

(b)	Pro forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(c)	Exhibits.

No.	Item

10.1	Form First Amendment to 14% Secured Promissory Note
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2007	iMEDIA INTERNATIONAL, INC.
	By:	/S/ Henry Williamson
Henry Williamson
Chief Executive Officer (Principal Executive Officer)